Anthony C. Weagley, Vice President & Treasurer

Center Bancorp, Inc. Revises Fourth Quarter 2005 Earnings

Union, NJ, February 6, 2006

UNION, N.J., February 6, 2006 -- Center Bancorp, Inc. (CNBC), parent company to Union Center National Bank, today reported a revision to its previously announced earnings results for the fourth quarter and year ended December 31, 2005.

Upon review of the Company's earnings for the quarter ended December 31, 2005, the Company has reduced its fourth quarter investment income by $89,604 to $5.6 million. As a result, the Company has reduced its net income by $57,000 and its earnings per fully diluted share by $.01. As revised, net income for the fourth quarter amounted to $1,932,000 or $.14 per fully diluted common share, a decrease of $167,000 or 7.96% over the $2,099,000 or $.20 per fully diluted common share earned for the comparable quarter of the previous year. As revised, net income for the twelve-months ended December 31, 2005 amounted to $7,646,000 or $.63 per fully diluted common share, an increase of $24,000 or .31% over the $7,622,000 or $.78 per fully diluted common share earned for the comparable twelve-month period ended December 31, 2004. All common stock per share amounts have been restated to reflect all previously declared and paid common stock splits and common stock dividends. All amounts set forth below have been adjusted to reflect the reduction in fourth quarter investment income.

Total interest income on a fully taxable-equivalent basis for the fourth quarter of 2005 increased from the comparable 2004 quarterly period by $3.1 million or 27.5% to $14.3 million, while total interest expense increased by $2.8 million or 70.5% to $6.8 million. For the full year, total interest income on a fully taxable-equivalent basis increased over the year ended December 31, 2004 by $11.0 million or 26.3%, while total interest expense increased by $9.3 million or 66.8%.

For the three months ended December 31, 2005, the net interest margin (net interest income as a percentage of earning assets) decreased 29 basis points to 2.81% from 3.10% for the fourth quarter in 2004. For the full twelve months ended December 31, 2005 the net interest margin decreased 30 basis points to 2.89% as compared to 3.19% for the comparable 12 months in 2004.

The effective tax rate continues to be less than the statutory rates substantially as a result of tax free income generated from the Corporation's municipal and other tax advantaged investments.

At December 31, 2005, the Corporation continues to remain "well capitalized" with a total Tier 1 Risk Based Capital ratio of 15.51% and a Total Risk Based Capital ratio of 16.26%. At December 31, 2005, book value per common share was $7.41 as compared with $6.59 a year ago. At December 31, 2005, tangible book value per common share was at $6.11 as compared to $6.39 a year ago. The Corporation recorded approximately $15.3 million in goodwill and core deposit intangibles resulting from the acquisition of Red Oak Bank.

Center Bancorp, Inc., through its wholly owned subsidiary, Union Center National Bank, Union, New Jersey, currently operates fourteen banking locations. Banking centers are located in Union Township (6 locations), Berkeley Heights, Madison, Millburn/Vauxhall, Morristown (3 locations), Springfield, and Summit, New Jersey. The Bank also operates remote ATM locations in the Union New Jersey Transit train station and in Union Hospital. The Bank recently received approvals to install and operate two additional off-premise ATM locations in the Chatham and Madison New Jersey Transit Stations which are scheduled to be operational in 2006.

Union Center National Bank is the largest commercial Bank headquartered in Union County; it was chartered in 1923 and is a full-service banking company.

For further information regarding Center Bancorp Inc., call 1-(800)-862-3683. For information regarding Union Center National Bank, visit our web site at http://www.centerbancorp.com

All non-historical statements in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may use such forward-looking terminology as "expect," "look," "believe," "plan," "anticipate," "may," "will" or similar statements or variations of such terms or otherwise express views concerning trends and the future. Such forward-looking statements involve certain risks and uncertainties. These include, but are not limited to, the direction of interest rates, continued levels of loan quality and origination volume, continued relationships with major customers including sources for loans, as well as the effects of international, national, regional and local economic conditions and legal and regulatory barriers and structure, including those relating to the deregulation of the financial services industry, and other risks cited in reports filed by the Corporation with the Securities and Exchange Commission. Actual results may differ materially from such forward-looking statements. Center Bancorp, Inc. assumes no obligation for updating any such forward-looking statement at any time.

CONSOLIDATED STATEMENTS OF CONDITION

                                                                          December 31    December 31
-----------------------------------------------------------------------   -----------    -----------
(Dollars In Thousands)                                                       2005            2004
-----------------------------------------------------------------------   -----------    -----------
                                                                          (unaudited)
ASSETS
 Cash and due from banks                                                  $    19,343    $    12,033
Investment securities held to maturity (approximate market value of
    $140,628 in 2005, $127,898 in 2004)                                       140,514        124,162
Investment securities available-for-sale                                      388,170        453,524
-----------------------------------------------------------------------   -----------    -----------
   Total investment securities                                                528,684        577,686
Loans, net of unearned income                                                 505,826        377,304
Less-Allowance for loan losses                                                  4,937          3,781
-----------------------------------------------------------------------   -----------    -----------
   Net loans                                                                  500,889        373,523
Premises and equipment, net                                                    18,343         17,622
Accrued interest receivable                                                     5,875          4,533
Bank owned separate account life insurance                                     18,588         17,848
Other assets                                                                    5,670          3,679
Goodwill  and other intangible assets                                          17,437          2,091
-----------------------------------------------------------------------   -----------    -----------
   Total assets                                                           $ 1,114,829    $ 1,009,015
=======================================================================   ===========    ===========

LIABILITIES

  Deposits:
  Non-interest bearing                                                    $   139,911    $   127,226
  Interest bearing:
   Certificates of deposit $100,000 and over                                  154,409        163,810
   Savings and time deposits                                                  406,281        411,236
-----------------------------------------------------------------------   -----------    -----------
 Total deposits                                                               700,601        702,272

Short-term borrowings                                                         178,270        131,600
Long-term borrowings                                                          115,693         84,757
Subordinated debentures                                                        15,465         15,465
Accounts payable and accrued liabilities                                        5,311          6,278
-----------------------------------------------------------------------   -----------    -----------
Total liabilities                                                           1,015,340        940,372
-----------------------------------------------------------------------   -----------    -----------

STOCKHOLDERS' EQUITY

Preferred Stock, no par value, Authorized 5,000,000 shares; None                   --             --
Issued
Common stock, no par value:
Authorized 20,000,000 shares; issued 14,467,962, and 11,475,446                65,592         30,441
shares in 2005 and 2004, respectively
Additional paid in capital                                                      3,787          4,477
Retained earnings                                                              38,453         36,973
Treasury stock at cost (1,036,334 and 1,056,972 shares in 2005 and
                                                                                                2004
    respectively)                                                              (3,701)        (3,775)
Accumulated other comprehensive (loss) income                                  (4,642)           527
-----------------------------------------------------------------------   -----------    -----------
 Total stockholders' equity                                                    99,489         68,643
-----------------------------------------------------------------------   -----------    -----------
 Total liabilities and stockholders' equity                               $ 1,114,829    $ 1,009,015
=======================================================================   ===========    ===========

CONSOLIDATED STATEMENTS OF INCOME

                                                             Three Months Ended                 Year Ended
 (Unaudited)                                                     December 31,                  December 31,
-----------------------------------------------------   ----------------------------    ---------------------------
(In Thousands, Except Per Share Data)                       2005             2004           2005           2004
-----------------------------------------------------   ------------    ------------    ------------   ------------
Interest income:
Interest and fees on loans                              $      7,324    $      4,958    $     25,329   $     18,529
Interest and dividends on investment securities:
Taxable interest income                                        4,602           4,192          18,849         16,459
Non-taxable interest income                                    1,047             938           4,001          3,596
Dividends                                                        663             538           2,295          1,465
Interest on Federal funds sold and securities
  Purchased under agreement                                       --              --              29             --
-----------------------------------------------------   ------------    ------------    ------------   ------------
Total interest income                                         13,636          10,626          50,503         40,049
-----------------------------------------------------   ------------    ------------    ------------   ------------
Interest expense:
Interest on certificates of deposit $100,000 and               1,022             740           3,828          1,278
over
Interest on other deposits                                     2,210           1,445           7,771          6,137
Interest on borrowings                                         3,616           1,832          11,697          6,553
-----------------------------------------------------   ------------    ------------    ------------   ------------
Total interest expense                                         6,848           4,017          23,296         13,968
-----------------------------------------------------   ------------    ------------    ------------   ------------
Net interest income                                            6,788           6,609          27,207         26,081
Provision for loan losses                                         --             137              --            752
-----------------------------------------------------   ------------    ------------    ------------   ------------

Net interest income after provision for loan losses            6,788           6,472          27,207         25,329
-----------------------------------------------------   ------------    ------------    ------------   ------------
Other income:
Service charges, commissions and fees                            451             477           1,922          1,948
Other income                                                     141             155             631            499
Annuity & Insurance                                               30              34             193             59
Bank Owned Life Insurance                                        188             188             740            734
Gain (Loss) on securities sold                                   (12)             (9)            350            148
-----------------------------------------------------   ------------    ------------    ------------   ------------
Total other income                                               798             845           3,836          3,388
-----------------------------------------------------   ------------    ------------    ------------   ------------
Other expense:
Salaries and employee benefits                                 3,059           2,177          12,108         10,140
Occupancy, net                                                   578             466           2,165          1,943
Premises and equipment                                           550             475           1,990          1,852
Stationery and printing                                          170             116             628            539
Marketing and advertising                                        129             121             644            529
Other                                                          1,028           1,471           4,678          4,468
-----------------------------------------------------   ------------    ------------    ------------   ------------
Total other expense                                            5,514           4,826          22,213         19,471
-----------------------------------------------------   ------------    ------------    ------------   ------------
Income before income tax expense                               2,072           2,491           8,830          9,246
Income tax expense                                               140             392           1,184          1,624
-----------------------------------------------------   ------------    ------------    ------------   ------------
Net income                                              $      1,932    $      2,099    $      7,646   $      7,622
=====================================================   ============    ============    ============   ============
Earnings per share:
Basic                                                   $       0.14    $       0.20    $       0.63   $       0.79
Diluted                                                 $       0.14    $       0.20    $       0.63   $       0.78
Weighted average common shares outstanding:
Basic                                                     13,429,606      10,413,147      12,074,870      9,679,880
Diluted                                                   13,471,205      10,457,061      12,119,291      9,737,706
=====================================================   ============    ============    ============   ============

All per common share amounts have been adjusted retroactively for common stock splits and common stock dividends impacting the periods presented.

AVERAGE STATEMENTS OF CONDITION WITH INTEREST AND AVERAGE RATES

                                                                               Year Ended December 31,
-----------------------------------------------   ---------------------------------------------------------------------------------
                                                                    2005                                        2004
-----------------------------------------------   ----------------------------------------     ------------------------------------
                                                                    Interest      Average                     Interest      Average
(tax-equivalent basis,                              Average         Income/        Yield/        Average      Income/       Yield/
 dollars in thousands)                              Balance         Expense         Rate         Balance      Expense        Rate
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
Assets
Interest-earning assets:
 Investment securities: (1)
    Taxable                                       $   422,507     $    19,596         4.64%    $   404,641   $    17,565       4.34%
    Non-taxable                                       150,149           8,094         5.39%        110,225         5,919       5.37%
Federal funds sold and securities purchased             1,091              29         2.66%              0             0       0.00%
 Loans, net of unearned income (2)                    454,372          25,329         5.57%        365,104        18,529       5.07%
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
   Total interest-earning assets                  $ 1,028,119          53,048         5.16%    $   879,970        42,013       4.77%
===============================================   ===========     ===========     ========     ===========   ===========   ========
Non-interest earning assets
    Cash and due from banks                            19,418                                      20,006
    BOLI                                               18,200                                      16,857
   Other assets                                        40,434                                      28,220
   Allowance for possible loan losses                  (4,534)                                     (3,414)
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
   Total non-interest earning assets                   73,518                                      61,669
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
   Total assets                                   $ 1,101,637                                  $  941,639
===============================================   ===========     ===========     ========     ===========   ===========   ========
Liabilities and stockholders' equity
Interest-bearing liabilities:
    Money market deposits                         $    92,875           1,963         2.11%    $    95,071           978       1.03%
    Savings deposits                                  114,305           1,610         1.41%        139,406         1,368       0.98%
    Time deposits                                     227,249           6,766         2.98%        181,094         4,560       2.52%
    Other interest - bearing deposits                 118,881           1,260         1.06%         77,203           509       0.66%
    Short-term  Borrowings & FHLB Advances            304,364          10,624         3.49%        241,536         5,811       2.41%
 Subordinated Debentures                               15,465           1,073         6.94%         15,465           742       4.80%
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
    Total interest-bearing liabilities                873,139          23,296         2.67%        749,775        13,968       1.86%
===============================================   ===========     ===========     ========     ===========   ===========   ========
Non-interest-bearing liabilities:
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
    Demand deposits                                   134,837                                      127,617
    Other non-interest-bearing deposits                 2,813                                          763
    Other liabilities                                   5,076                                        5,630
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
    Total non-interest-bearing  liabilities           142,726                                      134,010
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
Stockholders' equity                                   85,772                                       57,854
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
    Total liabilities and stockholders' equity    $ 1,101,637                                  $   941,639
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
 Net interest income (tax-equivalent basis)                       $    29,752                                $    28,045
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
 Net Interest Spread                                                                  2.49%                                    2.91%
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
 Net interest income as percent
    of earning-assets (net interest margin)                                           2.89%                                    3.19%
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
 Tax equivalent adjustment(3)                                          (2,545)                                    (1,964)
-----------------------------------------------   -----------     -----------     --------     -----------   -----------   --------
 Net interest income                                              $    27,207                                $    26,081
===============================================   ===========     ===========     ========     ===========   ===========   ========

(1) Average balances for available-for-sale securities are based on amortized cost

(2)   Average balances for loans include loans on non-accrual status

(3) The tax-equivalent adjustment was computed based on a statutory Federal income tax rate of 34 percent

AVERAGE STATEMENTS OF CONDITION WITH INTEREST AND AVERAGE RATES

                                                                        Three Month Period Ended December 31,
-----------------------------------------------  ---------------------------------------------------------------------------------
                                                                  2005                                     2004
-----------------------------------------------  --------------------------------------   ----------------------------------------
                                                                  Interest     Average                    Interest      Average
(tax-equivalent basis,                             Average        Income/      Yield/       Average       Income/       Yield/
 dollars in thousands)                             Balance        Expense       Rate        Balance       Expense        Rate
-----------------------------------------------  -----------    ----------   ----------   -----------    ----------   ------------
Assets
Interest-earning assets:
Investment securities: (1)
    Taxable                                      $   411,088    $    4,842         4.71%  $   394,653    $    4,371           4.43%
    Non-taxable                                      151,098         2,141         5.67%      153,971         1,892           4.92%
Federal funds sold and securities purchased                0             0         0.00%            0             0           0.00%
 Loans, net of unearned income (2)                   501,260         7,324         5.84%      380,287         4,958           5.22%
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
Total interest-earning assets                      1,063,446        14,307         5.38%      928,911        11,221           4.83%
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
Non-interest earning assets
    Cash and due from banks                           19,350                                   21,580
    BOLI                                              18,479                                   17,735
    Other assets                                      46,875                                   29,526
    Allowance for possible loan losses                (4,967)                                  (3,724)
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
 Total non-interest earning assets                    79,737                                   65,117
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
Total assets                                     $ 1,143,183                              $   994,028
===============================================  ===========    ==========       ======   ===========    ==========         ======
Liabilities and stockholders' equity
Interest-bearing liabilities:
    Money market deposits                        $    81,410           458         2.25%  $    88,746           250           1.13%
    Savings deposits                                 111,643           423         1.52%      132,680           341           1.03%
    Time deposits                                    226,908         1,927         3.40%      226,353         1,403           2.48%
    Other interest - bearing deposits                122,088           424         1.39%       87,173           191           0.88%
    Short-term  Borrowings                           341,149         3,299         3.87%      236,810         1,625           2.74%
    Subordinated Debentures                           15,465           317         8.20%       15,465           207           5.35%
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
    Total interest-bearing liabilities               898,663         6,848         3.05%      787,227         4,017           2.04%
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
Non-interest-bearing liabilities:
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
    Demand deposits                                  137,450                                  132,266
    Other non-interest-bearing deposits                3,361                                      338
    Other liabilities                                  4,537                                    6,293
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
    Total non-interest-bearing  liabilities          145,348                                  138,897
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
    Stockholders' equity                              99,172                                   67,904
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
    Total liabilities and stockholders' equity   $ 1,143,183                              $   994,028
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
    Net interest income (tax-equivalent basis)                  $    7,459                               $    7,204
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
    Net Interest Spread                                                            2.33%                                      2.79%
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
   Net interest income as percent
     of earning-assets (net interest margin)                                       2.81%                                      3.10%
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
    Tax equivalent adjustment(3)                                      (672)                                    (595)
-----------------------------------------------  -----------    ----------       ------   -----------    ----------         ------
    Net interest income                                         $    6,787                               $    6,609
===============================================  ===========    ==========       ======   ===========    ==========         ======

(1) Average balances for available-for-sale securities are based on amortized cost

(2)   Average balances for loans include loans on non-accrual status

(3) The tax-equivalent adjustment was computed based on a statutory Federal income tax rate of 34 percent